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Exhibit 99.08

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunica tions, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor

MONTH ENDED:  01/31/01

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
ERICK STEINMAN, ON BEHALF OF THE CORPORATION

    I, Erick Steinman, Chief Financial Officer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above- captioned debtor and debtor in possession, (the "Debtor"), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

    Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:	Erick Steinman Chief Financial Officer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagement Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communications Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statements of Operations
D.	Consolidated Statements of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes		No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	X	(a)

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?			X

7.	Was there any post-petition borrowing during this reporting period?			X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	X

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note:

(a)
Court approved the fee applications for these professionals

Schedule A—Attachment
Payments on Pre-Petition Debt
January 1, 2001 - January 31, 2001

Name	Date	Amount
NTFC	1/10/2001	$37,500,000
Tomen Telecom, Inc.	1/10/2001	15,481,000

Total		$52,981,000

Schedule A—Attachment
Payments to Professionals
January 1, 2001 - January 31, 2001

Name	Date	Amount
Bayard Firm	1/31/2001	$102,301
KPMG	1/31/2001	196,180
Milbank, Tweed, Hadley & McCoy	1/31/2001	318,483

Total		$616,964

Note:

Payments to Bayard Firm, KPMG, and Milbank, Tweed, Hadley & McCoy were per Fee Applications approved by the Court.

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of January 31, 2001
ASSETS
Current assets:
Cash and cash equivalents	$443,297
Restricted cash	157,266

Total current assets	600,563
Restricted investments	3,582

Total assets	$604,145

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accrued expenses	$2,868
Net liabilities from discontinued operations(1)	18,057

Total current liabilities	20,925
Liabilities subject to compromise	1,208,106
Redeemable preference shares	74,008
Shareholders' deficit:
Common shares	250,126
Accumulated deficit	(949,020)

Total shareholders' deficit	(698,894)

Total liabilities and shareholders' deficit	$604,145

Notes:

(1)
Net liabilities from discontinued operations consists of the following:
Accounts payable	$2,320
Accrual of estimated disposal-period operating losses	26,811
Accrual for escrow contingencies	15,523
Other accrued expenses	18,815
Deferred revenue	2,833
Accounts receivable, net	(8,759)
Construction contracts receivable	(6,751)
Prepaid and other current assets	(7,622)
Property, plant and equipment, net	(24,675)
Other assets, net	(438)

$18,057

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended January 31, 2001	For the Period May 17, 2000 through January 31, 2001
Loss from continuing operations	$—	$—
Other income (expenses):
Interest income	2,031	3,518
Other income, net	—	20,603

	2,031	24,121
Reorganization expenses	(832)	(15,658)
Income (loss) from discontiuned operations(1):
Loss from discontiued operations	—	(348,140)
Gain (loss) from disposal of discontinued operations	23,970	23,970

	23,970	(324,170)

Net income (loss)	$25,169	$(315,707)

Notes:

(1)
The Company accounts for its telecommunications businesses as discontinued operations pursuant to Accounting Principles Board Opinion No. 30 ("APB 30"). Under APB 30, the results of the Company's telecommunications operations prior to the measurement date of December 31, 2000 are reported as loss from discontiuned operations. Subsequent to the measurment date of December 31, 2000, gains or losses from the disposal of telecommunications assets and an estimate of the losses to be incurred by the Company's telecommunications operations between measurement date and the disposal dates are accounted for as gain (loss) from disposal of discontinued operations. The components of each are as follows:

  Loss from discontinued operations:

Revenue	$—	$144,337
Expenses	—	(221,283)
Impairment of assets	—	(271,194)

	$—	$(348,140)

  Gain (loss) from disposal of discontinued operations:

Realized gain from disposal of assets	$60,536	$60,536
Accrual of estimated operating losses through estimated disposal dates	(36,566)	(36,566)

	$23,970	$23,970

  Actual operating losses for the month of January 2001 totalled $9,755 and consisted of $7,230 in revenue and $16,985 in expenses. The $36,566 accrual of estimated disposal-period operating losses was reduced by the $9,755 in actual losses during January 2001. The current balance of $26,811 is a component of "Net liabilities from discontinued operations" in the accompanying consolidated balance sheet as of January 31, 2001.

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended January 31, 2001	For the Period May 17, 2000 through January 31, 2001
CASH FLOWS FROM OPERATING ACTIVITIES
Income before loss from discontinued operations	1,199	$8,463
Gain (loss) from discontinued operations	23,970	(324,170)

Net gain (loss)	25,169	(315,707)
Adjustments to reconcile net loss to net cash provided by operating activities:
Liabilities subject to compromise	(31,975)	(29,277)
(Gain) loss on disposal of assets	(60,536)	(58,714)
Loss on impairment of net assets from discontinued operations	—	271,194
Net gain on settlements of pre-petition liabilities	—	(10,039)
Adjustment to gain on sale of investments	—	(14,185)
Proceeds from sale of assets	616,542	616,542
Changes in non-cash operating working capital:
Restricted cash	(144,497)	(154,787)
Accrued expenses	(10,783)	(24,434)
Net liabilities from discontinued operations	79,710	195,732

Net cash provided by operating activities	473,630	476,325
CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from debtor-in-possession financing	—	1,564
Net payments of debtor-in-possession financing	(1,564)	(1,564)
Principal payments on long term debt	(52,981)	(52,981)
Principal payments on capital leases	(1,218)	(4,702)

Net cash used in financing activities	(55,763)	(57,683)

Net increase in cash and cash equivalents	417,867	418,642
Cash and cash equivalents at beginning of period	25,430	24,655

Cash and cash equivalents at end of period	$443,297	$443,297

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]		Accounts Payable [Post Petition]		Past Due Post Petition Debt
0 - 30 Days	6,179,394		1,157,855

31 - 60 Days	1,717,036		354,092

61 - 90 Days	1,064,196		249,506		$0

91 + Days	3,211,441		559,073

Total accounts receivable/payable	$12,172,067		$2,320,526	(a)

Allowance for doubtful accounts	$(3,412,859)

Accounts receivable (net)	$8,759,208	(b)

Notes:

(a)
Accounts Payable balance relates to discontinued operations (See Schedule B Note 1)

(b)
Accounts Receivable balance relates to discontinued operations (See Schedule B Note 1)

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims(a)	$676,244,593
Priority claims other than taxes(b)	315,000
Priority tax claims(c)	3,263,923
General Unsecured Claims(d)	528,282,371

$1,208,105,887

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's accruals for payroll and vacation. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's accruals for property taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 1/1/01	Receipts	Disbursements	Balance at 1/31/01
DIP ACCOUNTS
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	33,554	—	(4,189)	29,364
	00-1983	5U6-343858	Black & Company	ESOP	—	—	—	—

					33,554	—	(4,189)	29,364

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	11,823,327	60,961	(11,888,661)	(4,373)
	00-1984	69752707	Bank of America	Transfer Acct	—	—	—	—
	00-1984	861646	Nations Fund	Investment Acct	—	—	—	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	17,169,060	11,048,674	(14,000,000)	14,217,734
	00-1984	874232	Nations Fund	Restricted Cash	10,148,233	10,245,040	(20,393,273)	—

					39,140,620	21,354,675	(46,281,934)	14,213,361

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	—	—	—	—

					—	—	—	—

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	—	—	—	—

					—	—	—	—

GST Net, Inc.	00-1995			Petty Cash	—	—	—	—
	00-1995	68365717	Bank of America	Net Lockbox	—	—	—	—
	00-1995	68622109	Bank of America	NET Tax Acct	9,558	—	—	9,558
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	—	—	—	—
	00-1995	1260931756	Huntington National Bank	Debit card	—	—	—	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					9,558	—	—	9,558

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	—	—	—	—
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	—	—	—	—

					—	—	—	—

GST Telecom Inc.	00-1982			Petty Cash	—	—	(1,155)	(1,155)
	00-1982			Petty Cash	500	252	(500)	252
	00-1982			Petty Cash	500	480	(500)	480
	00-1982			Petty Cash	800	424	(500)	724
	00-1982			Petty Cash	—	1,000	—	1,000
	00-1982			Petty Cash	—	—	—	—
	00-1982	68365808	Bank of America	Telecom Gen Acct	—	—	—	—
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	—	1,750	(71)	1,679
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	—	—	—	—
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	(161)	6,490,336	(7,241,735)	(751,561)
	00-1982	68996206	Bank of America	A/P account	(4,660,359)	30,596,675	(24,206,571)	1,729,745
	00-1982	68996115	Bank of America	General Account	514,259	36,093,667	(36,969,584)	(361,658)
	00-1982	69095107	Bank of America	Prof. Services Account	251,911	—	—	251,911
	00-1982	69617900	Bank of America	Cure Account	—	—	—	—

					(3,892,551)	73,184,584	(68,420,616)	871,417

GST Telecom Washington, Inc.	00-1993			Petty Cash	—	—	(576)	(576)
	00-1993			Petty Cash	500	375	(501)	375
	00-1993			WA Business Ckg	500	201	(500)	201
	00-1993			Misc.	—	—	—	—
	00-1993	68746502	Bank of America	ZBA General Acct	—	—	—	—

					1,000	576	(1,577)	(1)

GST Telecom Oregon, Inc.	00-2002			Petty Cash	—	—	—	—
	00-2002	68738418	Bank of America	Oregon Bus Ckg.	500	—	—	500

					500	—	—	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	—	—	(504)	(504)
	00-1992	66423211	Bank of America	Idaho Bus Ckg	500	504	(504)	500

					500	504	(1,009)	(4)

GST Telecom California, Inc.	00-1986			Petty Cash	—	—	(489)	(489)
	00-1986			Petty Cash	500	277	(500)	277
	00-1986			Petty Cash	500	194	(972)	(278)
	00-1986			Petty Cash	500	282	(500)	282
	00-1986			Petty Cash	1,080	—	—	1,080
	00-1986			Petty Cash	500	207	(500)	207
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	—	—	—	—
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	—	—	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	—	—	—
	00-1986	1489-6-02315	Bank of America	Lockbox	—	—	—	—

					3,580	960	(2,961)	1,579

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	—	—	—	—
	00-2021	68427202	Bank of America	old Internet Lockbox	—	—	—	—
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	17,896	—	(17,500)	396
	00-2021	506376789	West America	HOL General Acct	100,787	174,395	(280,000)	(4,818)

					118,683	174,395	(297,500)	(4,422)

GST Call America, Inc.	00-2014			Petty Cash	—	—	—	—
	00-2014			Petty Cash	500	—	—	500
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	84,454	122,478	(150,000)	56,932

					84,954	122,478	(150,000)	57,432

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	—	—	(464)	(464)
	00-1985			Petty Cash	200	64	(200)	64
	00-1985			Petty Cash	500	400	(500)	400
	00-1985			Petty Cash	1,000	—	—	1,000
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	—	—	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	—	—	—
	00-1985	1489-3-02307	Bank of America	General Acct	28,871	1,318,018	(1,327,375)	19,514
	00-1985	1489-5-02306	Bank of America	ZBA	—	—	—	—

					30,571	1,318,482	(1,328,539)	20,514

GST Telecom Arizona, Inc.	00-2017			Petty Cash	—	—	—	—
	00-2017			Petty Cash	—	—	—	—
	00-2017	003			—	—	—	—
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	—	—	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304
	00-2017	631-3601170	Norwest Bank	Call Am Phx	2,319	—	—	2,319

					112,623	—	—	112,623

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	—	—	—	—
	00-1989			Petty Cash	500	179	(679)	—
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	14899-02380	Bank of America	NM General Acct	—	—	—	—

					500	179	(679)	—

GST Telecom Texas, Inc.	00-1990			Petty Cash	—	—	—	—
	00-1990			Petty Cash	500	—	—	500
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	—	—	—	—
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	9,615	51,291	—	60,905
	00-1990				—	—	—	—

					10,115	51,291	—	61,405

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	—	—	—	—
	00-1988			Petty Cash	500	—	—	500
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	—	—	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	33,908	1,205,411	(1,205,742)	33,578

					34,408	1,205,411	(1,205,742)	34,078

GST Telecom Pacific, Inc.	00-2020			Petty Cash	—	—	—	—
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	—	—	—	—
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	—	—	—	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	—	—	—	—
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	—	—	—	—
	00-2020	101251471	Bank of Guam	General Acct	—	—	—	—
	00-2020	200026270	Citizens Security Bank	General Acct	—	—	—	—

					—	—	—	—

DIP Total					$35,688,615	$97,413,535	$(117,694,746)	$15,407,404
Inter-bank transfers						$(86,973,740)	$97,218,781
DIP Net						$10,439,794	$(20,475,965)

ESCROW ACCOUNTS
GST Telecommunications, Inc.	00-1983	62-8697-70-8	LaSalle Bank	Primary Fiscal Agency Agmt	—	442,638,240	(15,720,778)	426,917,462
	00-1983	62-8697-60-9	LaSalle Bank	Segregated Fiscal Agy Agmt	—	15,999,090	—	15,999,090
	00-1983	62-8697-80-7	LaSalle Bank	GST/TWTC Software	—	25,302,500	—	25,302,500
	00-1983	62-8697-90-6	LaSalle Bank	GST/TWTC CALEA	—	—	—	—
	00-1983	62-8697-91-4	LaSalle Bank	GST/TWTC Nortel	—	7,202,500	—	7,202,500
	00-1983	62-8697-92-2	LaSalle Bank	GST/TWTC Siemens	—	350,000	—	350,000
	00-1983	62-8698-00-3	LaSalle Bank	GST/TWTC Permits	—	4,302,500	—	4,302,500
	00-1983	62-8698-10-2	LaSalle Bank	GST/TWTC Ontario	—	—	—	—
	00-1983	62-8698-20-1	LaSalle Bank	GST/TWTC Real Estate	—	48,500	—	48,500
	00-1983	62-8698-30-0	LaSalle Bank	GST/TWTC Construction	—	—	—	—
	00-1983	62-8698-31-8	LaSalle Bank	GST/TWTC Houston Network	—	3,502,500	—	3,502,500
	00-1983	62-8698-32-6	LaSalle Bank	GST/TWTC PDX to Sacto	—	120,000	—	120,000
	00-1983	62-8698-33-4	LaSalle Bank	GST/TWTC Portland Right	—	125,000	—	125,000
	00-1983	62-8698-70-6	LaSalle Bank	GST/TWTC Pending Cure Amts	—	16,621,215	(616,965)	16,004,249
	00-1983	44719003	American National Bank	GST/TWTC Tax Escrow	—	81,168,933	—	81,168,933
Escrow Total					$—	$597,380,977	$(16,337,743)	$581,043,234
Inter-bank transfers						$(10,245,040)	$—
Escrow Net						$587,135,936	$(16,337,743)
DIP AND ESCROW ACCOUNTS COMBINED
DIP/Escrow Totals					$35,688,615	$694,794,511	$(134,032,489)	$596,450,638
Inter-bank transfers						$(97,218,781)	$97,218,781
DIP/Escrow Combined Net						$597,575,731	$(36,813,708)

QuickLinks

Index
Schedule A Summary of Financial Status
Schedule A—Attachment Payments on Pre-Petition Debt January 1, 2001 - January 31, 2001
Schedule A—Attachment Payments to Professionals January 1, 2001 - January 31, 2001
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month